Commitments and Contingencies	9 Months Ended
Sep. 30, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

7. Commitments and Contingencies

Facility Lease Agreement

On December 20, 2013, the Company entered into a six-year building lease in Menlo Park, California. The Company may extend this lease for up to four years. The lease agreement provides for an escalation of rent payments each year. The Company records rent expense on a straight-line basis over the term of the lease.

As of December 31, 2013, future minimum commitments under facility operating leases were as follows (in thousands):

YEARS ENDED DECEMBER 31,	TOTAL LEASE COMMITMENTS
2014	$120
2015	269
2016	302
2017	311
2018	320
2019 and thereafter	441

Total minimum lease payments	$1,763

Rent expense recognized under all operating leases, including additional rent charges for utilities, parking, maintenance, and real estate taxes was $17,000 and $53,000 for the years ended December 31, 2012 and 2013, respectively. Rent expense was $31,000, and $390,000 for the nine month periods ended September 30, 2013 and 2014, respectively.

In August 2014, the Company entered into an amendment of its office building lease such that the Company’s lease commitments will increase by $39,000, $0.2 million, $0.2 million, $0.2 million, $0.2 million and $0.3 million for the years ending December 31, 2014, 2015, 2016, 2017, 2018, 2019 and until the expiration of the lease on May 8, 2020, respectively.

Collaborations and License Agreements

The Company is party to various agreements, principally relating to licensed technology that requires future payments relating to milestones or royalties on future sales of specified products. Through September 30, 2014, none of the goals had been achieved under the license agreements and no cash milestones were accrued or payable. Because the achievement of these milestones is not fixed and determinable, such commitments have not been included on the Company’s consolidated balance sheets. Aggregate annual maintenance fees payable in 2014 are approximately $46,000 under these agreements.

Guarantees and Indemnifications

In the normal course of business, the Company enters into agreements that contain a variety of representations and provide for general indemnification. The Company’s exposure under these agreements is unknown because it involves claims that may be made against the Company in the future. To date, the Company has not paid any claims or been required to defend any action related to its indemnification obligations. As of September 30, 2014, the Company does not have any material indemnification claims that were probable or reasonably possible and consequently has not recorded related liabilities.